UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 2, 2006
Starwood Hotels & Resorts Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1111 Westchester Avenue, White Plains, NY	10604

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100
Not Applicable

Former name or former address, if changed since last report
Starwood Hotels & Resorts
(Exact name of registrant as specified in its charter)

Maryland	1-6828	52-0901263

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1111 Westchester Avenue, White Plains, NY	10604

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(914) 640-8100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 2, 2006, Starwood announced its financial and operating results for the fiscal year ended December 31, 2005. The press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Press release dated February 2, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has caused this report to be signed on its behalf by the undersigned who is duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Registrant)

	By:	/s/ Alan Schnaid

	Name:	Alan Schnaid
	Title:	Senior Vice President, Corporate Controller and
Principal Accounting Officer
Dated: February 2, 2006

STARWOOD HOTELS & RESORTS
(Registrant)

	By:	/s/ Alan Schnaid

	Name:	Alan Schnaid
	Title:	Vice President, Corporate Controller and
Principal Accounting Officer
Dated: February 2, 2006

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated February 2, 2006.